ING PRIME RATE TRUST

(“Trust”)

Supplement dated February 18, 2010

to the Trust’s Prospectuses dated August 17, 2009

19,763.158 Shares of Beneficial Interest

On February 17, 2010 the Trust sold 19,763.158 shares of beneficial interest of the Trust through the Trust’s Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC (“IFD”) at a sales price of $5.70 per share.

Gross Proceeds	$112,650.00
Commission to IFD	$0.00
Net Proceeds to Trust	$112,650.00

On February 16, 2010 the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $5.75.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE